UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):                                                          January 14, 2005

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-116590	52-2175259
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

500 West Eldorado Street
Decatur, IL 62522-1808
(Address of Principal Executive Offices)

(217) 423-4471

 (Registrant’s telephone number, including area code)

Mueller Holdings (N.A.), Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.

On January 14, 2005, Mueller Water Products, Inc. (formerly Mueller Holdings (N.A.), Inc.), issued a press release announcing a delay in the filing of its Annual Report on Form 10-K.  The press release is furnished as Exhibit 99.1.  The information in this Current Report on Form 8-K and the Exhibit attached shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press release of Mueller Water Products, Inc. issued on January 14, 2005 Announcing Delay of Form 10-K Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2005	MUELLER WATER PRODUCTS, INC.

	By:	/s/
Darrell Jean
Chief Financial Officer